UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):May 21, 2023

IR-MED, INC.

Nevada	000-56492	84-4516398
(State or Other Jurisdiction	(commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

ZHR Industrial Zone Rosh Pina Israel	1231400
(Address of Principal Executive Offices)	(Zip Code)

+ 972-4-655-5054

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2023, IR-Med, Inc., a Nevada corporation (the “Company”), IR. Med Ltd., a company established in the State of Israel and wholly-owned subsidiary of the Company (“IR Med”; and together with the Company, the “Companies”) , and Mr. Moshe Gerber (“MG”), executed and delivered a Termination and Settlement Agreement (the “Agreement”) pursuant to which MG resigned from his role as Chief Executive Officer of the Companies. MG’s resignation was not associated with or attributable to any disagreement with the Company or the Company’s independent auditor, including without limitation, any matter relating to the Company’s accounting principles or practices, financial statement disclosures, internal controls, management or operations.

Pursuant to the terms of the Agreement, MG will be available to the Company until August 19, 2023 (the “Notice Period”). MG will continue to receive his salary and social benefits under his employment agreement with IR. Med through August 2023. In addition, the Company agreed that MG is entitled to accelerated vesting of certain of his options under the Company’s 2020 Incentive Stock Option Plan; therefore MG is entitled to purchase an aggregate of 433,333 shares of the Company’s common stock through December 31, 2030 at the exercise price per share of $0.32, which reflects the exercise price in the original grant. Additionally, subject to his compliance with the terms of the Agreement, at the end of the Notice Period MG is entitled to an additional 21,000 NIS (approximately $5,780 at the current exchange rate).

Mr. Oded Bashan, the Chairperson and a co-founder of the Company, was appointed as Interim Chief Executive Officer of the Company.

The foregoing summary of the Termination And Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination And Settlement Agreement, a copy of which is filed as Exhibit 10.25 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.25	Termination and Settlement Agreement, dated as of May 22, 2023, by and among IR-Med, Inc., IR. Med Ltd. and Moshe Gerber
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR-Med, Inc.

	By:	/s/ Sharon Levkoviz
	Name:	Sharon Levkoviz
	Title:	Chief Financial Officer

Date: May 24, 2023